TABLE OF CONTENTS

   USAA Family of Funds                                                1
   Message from the President                                          2
   Investment Review                                                   4
   Message from the Manager                                            5
   Financial Information:
      Independent Auditors' Report                                     7
      Statement of Assets and Liabilities                              8
      Portfolio of Investments in Securities                           9
      Notes to Portfolio of Investments in Securities                 10
      Statement of Operations                                         11
      Statements of Changes in Net Assets                             12
      Notes to Financial Statements                                   13


                              IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Gold Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.



                  USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of June 30, 1997.




                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception
            ---------                     ----         ----         -----        ------        ---------
  Capital Appreciation
  ====================
  Aggressive Growth                     10/19/81       -1.72        18.38         10.88           -
  Emerging Markets(1)                    11/7/94       15.35         -             -             10.25
  Gold(1)                                8/15/84      -22.26         3.54         -4.75           -
  Growth                                  4/5/71       21.60        16.94         11.97           -
  Growth & Income                         6/1/93       31.29         -             -             18.53
  International(1)                       7/11/88       21.81        15.39          -             11.77
  S&P 500 Index(4)(+)                     5/1/96       34.59         -             -             33.24
  World Growth(1)                        10/1/92       21.85         -             -             15.50

  Asset Allocation
  =================
  Balanced Strategy(1)                    9/1/95       22.38         -             -             15.48
  Cornerstone Strategy(1)                8/15/84       20.45        14.33          9.22           -
  Growth and Tax Strategy(2)**           1/11/89       15.72        11.23          -             10.45
  Growth Strategy(1)                      9/1/95       15.37         -             -             21.37
  Income Strategy                         9/1/95       14.48         -             -             10.36

  Income - Taxable
  ================
  GNMA                                    2/1/91        9.37         6.85          -              7.67
  Income                                  3/4/74        8.21         7.44          9.45           -
  Income Stock                            5/4/87       20.77        14.21         12.89           -
  Short-Term Bond                         6/1/93        7.71         -             -              5.69

  Income - Tax Exempt
  ===================
  Long-Term(2)**                         3/19/82        9.22         6.71          8.09           -
  Intermediate-Term(2)**                 3/19/82        8.20         6.76          7.54           -
  Short-Term(2)**                        3/19/82        5.50         4.80          5.59           -
  California Bond(2)**                    8/1/89        8.90         7.13          -              7.58
  Florida Tax-Free Income(2)**           10/1/93        9.79         -             -              4.29
  New York Bond(2)**                    10/15/90        8.86         6.46          -              8.31
  Texas Tax-Free Income(2)**              8/1/94       10.37         -             -              9.24
  Virginia Bond(2)**                    10/15/90        8.50         6.93          -              8.08

  Money Market
  ============
  Money Market(3)                         2/2/81        5.28         4.48          5.80           -
  Tax Exempt Money Market(2),(3)**        2/6/84        3.36         3.04          4.15           -
  Treasury Money Market Trust(3)          2/1/91        5.13         4.28          -              4.38
  California Money Market(2),(3)**        8/1/89        3.29         2.94          -              3.62
  Florida Tax-Free Money Market(2),(3)** 10/1/93        3.26         -             -              3.04
  New York Money Market(2),(3)**        10/15/90        3.21         2.82          -              3.08
  Texas Tax-Free Money Market(2),(3)**    8/1/94        3.31         -             -              3.33
  Virginia Money Market(2),(3)**        10/15/90        3.22         2.87          -              3.20




Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

+  Includes account maintenance fee through December 31, 1996.



                       MESSAGE FROM THE PRESIDENT

(PHOTOGRAPH OF THE PRESIDENT, MICHAEL J. C. ROTH, APPEARS HERE.)

I HAVE A FEELING
  THAT WE WILL REMEMBER 1997

The year began with an atmosphere of looking over your shoulder. The market had risen about 61% in two years and all history told us that was unusual. Then it advanced another 10% in January and February, before it encountered a loss of confidence. By April it had lost all of the advance for this year(1) and it felt so shaky that I sent shareholders a letter encouraging them to remember how important we think asset allocation is in establishing your level of risk. But by the time that letter arrived in early May the market was again setting record highs. Indeed, one shareholder wrote me asking, "Why did you send this letter?"

The market has now driven upward to a return of 20% for the year, but as I write this, it has fallen 192 points on the Dow; its second worst one-day decline in points.

It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96. We believe that the long-term return on the stock market is around 10% to 12%.(2) Years such as '95 and '96 are necessary to achieve such a long-term record, but by themselves they are exceptional. It is important that investors have a position in stocks, but the risk that such a position carries should, for most people, be offset by holding some different assets including fixed income securities. Most of the funds in the USAA Investment Trust are structured like that.

The Roth family will remember 1997 for another reason. We have a new granddaughter, Katharine Sophia Broyles, who was born on January 3. She now has an InveStart(Registered Trademark) account in the Cornerstone Strategy Fund, our oldest asset strategy fund. I am confident that our monthly additions to that account has the potential to build a meaningful college fund for her, regardless of what 1997 serves up.

Sincerely,



Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


Past performance is no guarantee of future results.

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

(1) S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2) Source: (Copyright) Computed using data from Stocks, Bonds, Bills & Inflation 1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.



                                INVESTMENT REVIEW

GOLD FUND

OBJECTIVE: Long-term capital appreciation for the purpose of protecting the purchasing power of capital from inflation. Current income is a secondary objective.

TYPES OF INVESTMENTS: At least 80 percent of the Fund's assets are invested in gold stocks. The remainder may be invested in common stocks of companies engaged in other precious metal and mineral mining.

                                                      5/31/97         5/31/96
        Net Assets................................$121.2 Million  $167.1 Million
        Net Asset Value Per Share.................    $8.09           $11.12

        AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/97
        1 Year.......................................................... -27.25%
        5 Years.........................................................   5.70%
        10 Years........................................................  -4.95%


[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 5/31/87 to 5/31/97, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: S&P 500 Index - $39,399, Philadelphia Gold & Silver Index (XAU) - $7,561, USAA Gold Fund
- $6,016 and Gold Bullion-London Gold - $7,663.]


The graph illustrates a $10,000 hypothetical investment in the USAA Gold Fund; the S&P 500 Index, which is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks (it is not possible to invest directly in the S&P 500 Index); the Philadelphia Gold & Silver Index, representing nine holdings in the gold & silver sector, typically referred to as the XAU; and London Gold, a traditional Gold Bullion index that is readily available.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                            MESSAGE FROM THE MANAGER

(PHOTOGRAPH OF THE PORTFOLIO MANAGER, MARK W. JOHNSON, CFA, APPEARS HERE.)

The Gold Market
Gold prices peaked on the very first day of the fiscal year June 1, 1996, at $390.70, then declined relentlessly through the year. Initially, the decline was slow and choppy in nature with gold hovering at $383.60 on November 13. However, the decline soon became a rout, and on February 12 gold hit a low of $337.70. Two primary events caused this precipitous decline. First, the already strong U.S. dollar experienced accelerating strength as the yen/dollar ratio moved from 111.35 on November 13 to 124.03 on February 12. Second, significant European central bank sales, especially by the Dutch, hit the market. Gold subsequently rebounded as high as $362.15 on March 3 on short covering, strong physical demand, and what proved to be transitory dollar weakness. The Swiss announcement March 5 to monetize some of its gold, as part of its Swiss
Foundation for Solidarity plan, precipitated yet another round of selling pressure. Add in the effects of renewed dollar strength, weak silver prices, and reduced physical demand from the Far East and the recipe for gold's return to $339.25 by April 29 was written. Since then gold has traded in a range of $339.25 to $349.10, closing the fiscal year May 31 at $345.60, down 11.54% for the year.

Fund Performance and Strategy
Total return for the Gold Fund was -27.25% for fiscal 1997. Throughout the year prices of gold mining common stocks suffered a more dramatic fall than the gold price itself because of the high degree of operating leverage at the mining companies. This leverage cuts both ways. For example, in fiscal 1996 the Fund had a total return of 23.66%(1) on a 1.6% increase in the gold price.(2)

As discussed at length in the November 30, 1996, semiannual report, we are concerned about the outlook for gold. On a longer term basis, this concern is based on the attitude of central bankers toward gold which appears to range between indifference and hostility. Given the large supply overhang contained in central bank vaults it is clearly within the power of the central bankers to cap any and all gold rallies for many years to come. On an intermediate-term basis, mine supply is likely to be up nearly 4%, both this year and next year. On a short-term basis, the absence of a dramatic price rebound in May, given a significant weakening of the U.S. dollar from 126.78 yen on April 29 to 116.45 on May 30, is especially discouraging and indicative of a weak trading pattern. The only bright spot is that gold twice held firm at the $337 to $339 level.

Our strategy is to emphasize low-cost producers with good production or reserve growth potential that sell at reasonable valuations on a risk-adjusted basis. We endeavor to improve the Fund's quality and potential growth prospects by redeploying assets from stocks that no longer meet the above criteria to ones that do. In that regard, three positions(3) were sold in the course of the fiscal year. One was sold when it became apparent that the resources were non-existent. The second was sold because of rising operating costs and negligible growth prospects. The third was sold for valuation reasons. In addition, because of a difficult operating environment, the gold mining industry has entered the consolidation phase. Consequently, four more Fund holdings(4) were closed out via acquisition by other companies. Lindsey Falconer, the Fund's senior security analyst, identified nine new stocks(5) that met our criteria for the Fund to acquire. With the exception of one restructuring play, all of the new purchases have major exploration or development projects under way which, if successfully completed, could lead to superior stock price performance.

(1) Average Annual Total Returns as of 5/31/97 and 6/30/97 were: 1 year . . . -27.25% and -22.26%; 5 years . . . 5.70% and 3.54%; 10 years . . . -4.95%
    and -4.75%, respectively.
(2) Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.
(3) Bresea Resources, Western Deep Levels, and Battle Mountain Gold.
(4) Hemlo Gold Mines, Loki Gold, Santa Fe Pacific Gold, and Wharf Resources.
(5) Dia Met Minerals, Euro Nevada Mining, Franco Nevada Mining, Greenstone Resources, Resolute Limited, Rio Narcea Gold Mines, SAMAX Gold,
    Southvaal Holdings, and Vengold.

Foreign investing is subject to additional risks which are discussed in the Fund's prospectus. Gold mining stocks involve additional risk because of gold's price volatility.



TOP 10 EQUITY HOLDINGS
(% OF NET ASSETS)

Barrick Gold                       7.3
Freeport-McMoRan
  Copper & Gold "A"                6.9
Newmont Mining                     6.5
Placer Dome                        5.3
Pioneer Group                      5.2
TVX Gold                           4.9
Gold Fields of South Africa        4.8
Stillwater Mining                  4.8
Agnico-Eagle Mines                 4.6
Franco Nevada Mining               4.4

See page 9 for a complete listing of the Portfolio of Investments in Securities.


                          INDEPENDENT AUDITORS' REPORT

The Shareholders and the Board of Trustees
USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the Gold Fund of USAA Investment Trust as of May 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights information presented in note 8 to the financial statements for each of the periods in the five-year period then ended. These financial statements and the financial highlights information are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights information referred to above present fairly, in all material respects, the financial position of the Gold Fund of USAA Investment Trust as of May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights information for each of the periods in the five-year period then ended, in conformity with generally accepted accounting principles.



                                                       KPMG PEAT MARWICK LLP


San Antonio, Texas
July 9, 1997

Gold Fund
Statement of Assets and Liabilities
(In Thousands)

May 31, 1997


Assets
   Investments in securities, at market value (identified cost of $125,113)                  $  122,181
   Cash                                                                                              13
   Receivables:
      Capital shares sold                                                                            33
      Dividends and interest                                                                         71
      Securities sold                                                                                88
                                                                                             ----------
         Total assets                                                                           122,386
                                                                                             ----------
Liabilities
   Securities purchased                                                                              95
   Capital shares redeemed                                                                          949
   USAA Investment Management Company                                                                78
   USAA Transfer Agency Company                                                                      26
   Accounts payable and accrued expenses                                                             69
                                                                                             ----------
         Total liabilities                                                                        1,217
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  121,169
                                                                                             ==========
Represented by:
   Paid-in capital                                                                           $  199,152
   Accumulated undistributed net investment income                                                  256
   Accumulated net realized loss on investments                                                 (75,307)
   Net unrealized depreciation of investments                                                    (2,932)
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  121,169
                                                                                             ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                               14,982
                                                                                             ==========
   Net asset value, redemption price, and offering price per share                           $     8.09
                                                                                             ==========


See accompanying notes to financial statements.

Gold Fund
Portfolio of Investments in Securities

May 31, 1997
                                           Market
    Number                                  Value
   of Shares           Security             (000)
   ---------           --------             -----


                  Common Stocks (98.3%)
             African Gold Companies (10.1%)
    400,000  Ashanti Goldfields Co.Ltd.GDS  $ 5,200
    225,000  Gold Fields of South Africa Ltd.
              ADR                             5,752
     50,000  Southvaal Holdings               1,287
                                            -------
                                             12,239
                                            -------
             Australian Gold Companies (13.1%)
  2,600,000  Acacia Resources Ltd. *          3,822
  1,350,000  Newcrest Mining Ltd.             3,362
  1,000,000  Plutonic Resources Ltd.          3,664
    975,000  Ranger Minerals NL *             3,030
  1,000,000  Resolute Ltd.                    2,026
                                            -------
                                             15,904
                                            -------
             North American
               Gold Companies (64.6%)
    525,000  Agnico-Eagle Mines Ltd.          5,578
    350,000  Barrick Gold Corp.               8,838
    350,000  Dayton Mining Corp. *            1,531
    150,000  Euro Nevada Mining Corp. Ltd.    4,424
    100,000  Franco Nevada Mining Corp. Ltd.  5,265
    300,000  Freeport-McMoRan
              Copper & Gold, Inc. "A"         8,325
    125,000  Getchell Gold Corp. *            4,984
    400,000  Goldcorp, Inc. "A" *             2,953
    500,000  Golden Knight Resources, Inc. *  1,220
     75,000  Greenstone Resources Ltd. *        706
    100,000  Newmont Gold Co.                 3,975
    200,000  Newmont Mining Corp.             7,825
    250,000  Pioneer Group, Inc.              6,281
    350,000  Placer Dome, Inc.                6,371
    200,000  Rio Narcea Gold Mines Ltd. *       688
    350,000  SAMAX Gold, Inc. *               1,621
    925,000  TVX Gold, Inc. *                 5,958
    525,000  Vengold, Inc. *                    809
    250,000  Viceroy Resource Corp. *           914
                                            -------
                                             78,266
                                            -------
             North American Precious Metals
               and Minerals Companies (6.6%)
    125,000  Dia Met Minerals Ltd. "A" *      2,126
    250,000  Stillwater Mining Co. *          5,812
                                            -------
                                              7,938
                                            -------
             South American Gold Companies (3.9%)
    200,000  Compania de Minas
               Buenaventura ADR               4,725
                                            -------
             Total common stocks
               (cost: $122,004)             119,072
                                            -------



   PRINCIPAL
    AMOUNT
    (000)
    -----
             U.S. Government & Agency Issue
             Discount Note (2.5%)
    $3,110   Federal National Mortgage Assn.,
               5.52%, 6/02/97 (cost: $3,109)  3,109
                                          ---------
             Total investments
               (cost: $125,113)           $ 122,181
                                          =========

----------------------
*Non-income producing.



Gold Fund
Notes to Portfolio of Investments in Securities

May 31, 1997

General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR -- American Depositary Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

GDS -- Global Depositary Shares are foreign shares held by a non-U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


See accompanying notes to financial statements.

Gold Fund
Statement of Operations
(In Thousands)


Year ended May 31, 1997

Net  investment  income:
   Income  (net of foreign  taxes   withheld of $94):
      Dividends                                                                              $    1,384
      Interest                                                                                      208
                                                                                             ----------
         Total income                                                                             1,592
                                                                                             ----------
   Expenses:
      Management fees                                                                               997
      Transfer agent's fees                                                                         548
      Custodian's fees                                                                               80
      Postage                                                                                        29
      Shareholder reporting fees                                                                     19
      Trustees' fees                                                                                  4
      Registration fees                                                                              37
      Audit fees                                                                                     20
      Legal fees                                                                                      4
      Other                                                                                           4
                                                                                             ----------
         Total expenses                                                                           1,742
                                                                                             ----------
            Net investment loss                                                                    (150)
                                                                                             ----------
Net realized  and  unrealized  loss on  investments  and  foreign  currency:
   Net realized loss on:
      Investments                                                                                (8,394)
      Foreign currency transactions                                                                  (5)
   Change in net unrealized appreciation/depreciation of investments                            (35,962)
                                                                                             ----------
            Net realized and unrealized loss                                                    (44,361)
                                                                                             ----------
Decrease in net assets resulting from operations                                             $  (44,511)
                                                                                             ==========



See accompanying notes to financial statements.



Gold Fund
Statements of Changes in Net Assets
(In Thousands)


Years ended May 31,


                                                                              1997               1996
                                                                              ----               ----


From operations:
   Net investment loss                                                    $     (150)        $     (211)
   Net realized gain (loss) on investments                                    (8,394)            12,882
   Net realized loss on foreign currency transactions                             (5)                (2)
   Change in net unrealized appreciation/depreciation of investments         (35,962)            21,735
                                                                          ----------         ----------
      Increase (decrease) in net assets resulting from operations            (44,511)            34,404
                                                                          ----------         ----------
Distributions to shareholders from:
   Net investment income                                                          -                (117)
                                                                          ----------         ----------
From capital share transactions:
   Proceeds from shares sold                                                  95,026            129,783
   Shares issued for dividends reinvested                                         -                 112
   Cost of shares redeemed                                                   (96,413)          (157,338)
                                                                          ----------         ----------
      Decrease in net assets from capital share
         transactions                                                         (1,387)           (27,443)
                                                                          ----------         ----------
Net increase (decrease) in net assets                                        (45,898)             6,844
Net assets:
   Beginning of period                                                       167,067            160,223
                                                                          ----------         ----------
   End of period                                                          $  121,169         $  167,067
                                                                          ==========         ==========
Undistributed net investment income (loss) included in net assets:
   Beginning of period                                                    $       (5)        $      110
                                                                          ==========         ==========
   End of period                                                          $      256         $       (5)
                                                                          ==========         ==========
Change in shares outstanding:
   Shares sold                                                                10,594             13,066
   Shares issued for dividends reinvested                                         -                  13
   Shares redeemed                                                           (10,630)           (15,870)
                                                                          ----------         ----------
      Decrease in shares outstanding                                             (36)            (2,791)
                                                                          ==========         ==========


See accompanying notes to financial statements.

Gold Fund
Notes to Financial Statements

May 31, 1997


(1) Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the Gold Fund (the Fund). The Fund's primary investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation. Current income is a secondary objective.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities at May 31, 1997 to decrease accumulated undistributed net investment loss by $416,401 and to increase accumulated net realized loss on investments by $416,401. A similar reclassification was made in 1996 to decrease accumulated net investment loss by $214,733, to decrease paid-in capital by $61,000, and to increase accumulated net realized loss on investments by $153,733. Additionally, a reclass has been made for $7,492,356 to reflect the expiration of capital loss carryovers at May 31, 1997 - see note 3.


C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. The Fund concentrates its investments in securities of companies principally engaged in gold exploration, mining, or processing and therefore may be exposed to more risk than portfolios with a broader industry diversification.

D. Foreign currency translations -- The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended May 31, 1997.

(3) Distributions
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 1997, the Fund had capital loss carryovers for federal income tax purposes of approximately $75,307,000 which will expire in 1998 - 2005. It is unlikely that the Fund's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire. Capital loss carryovers of $7,492,356 expired on May 31, 1997, and have been charged against paid-in capital on the accompanying statement of assets and liabilities. Additionally, approximately $41,000,000 of capital loss carryovers will expire on May 31, 1998 if not offset by capital gains.

(4)   Investment Transactions
Purchases and sales of securities, excluding short-term securities, for the year ended May 31, 1997 were $35,362,904 and $34,257,973, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1997 was $13,662,935 and $16,594,928, respectively.

(5) Foreign Currency Contracts
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At May 31, 1997, the terms of open foreign currency contracts were as follows (in thousands):


                                       U.S. Dollar                        U.S. Dollar      Unrealized
  Exchange        Currency to be       Value as of     Currency to be     Value as of     Appreciation
    Date             Delivered           5/31/97          Received          5/31/97      (Depreciation)
    ----             ---------           -------          --------          -------      --------------
   6/02/97     115 Australian Dollar      $ 88         88 U.S. Dollar        $ 88             $--
                                          ====                               ====             ===


(6) Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(7) Transactions with Affiliates
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                                                                           Eight-month
                                                                          Period Ended     Year Ended
                                           Year Ended May 31,                May 31,      September 30,
                                           ------------------
                                     1997         1996          1995          1994            1993
                                     ----         ----          ----          ----            ----
Net asset value at
   beginning of period           $    11.12    $     9.00    $     8.83     $     7.95     $     6.53
Net investment income (loss)           (.01)(b)      (.02)          .01            .01            .02
Net realized and
   unrealized gain (loss)             (3.02)         2.15           .17            .88           1.44
Distributions from net
   investment income                 -               (.01)         (.01)          (.01)          (.04)
                                 ----------    ----------    ----------     ----------     ----------
Net asset value at
   end of period                 $     8.09    $    11.12    $     9.00     $     8.83     $     7.95
                                 ==========    ==========    ==========     ==========     ==========

Total return (%) *                   (27.25)        23.66          2.05          11.19          22.53
Net assets at end of
   period (000)                  $  121,169    $  167,067    $  160,223     $  176,527     $  150,793
Ratio of expenses to
   average net assets (%)              1.31          1.33          1.28           1.26(a)        1.41
Ratio of net investment
   income (loss) to average
   net assets (%)                      (.11)         (.14)          .10            .15(a)         .25
Portfolio turnover (%)                26.40         16.48         34.76          34.75          81.08
Average commission rate
   paid per share +              $    .0195    $    .0292

  * Assumes reinvestment of all dividend income distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and  dividing  by the actual  number of shares  purchased  or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.
